UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                February 15, 2007
                            Navigant Consulting, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                        0-28830                36-4094854
(State of Other Jurisdiction           Commission              (IRS Employer
      of Incorporation)                File Number           Identification No.)

                       615 North Wabash, Chicago, IL 60611
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone number, including area code (312) 573-5600

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))


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Item 2.02                  Results of Operations and Financial Condition

Navigant Consulting, Inc. has reported its fourth quarter and full year 2006 results of operations. The Company's press release dated February 15, 2007 announcing the results for the fourth quarter 2006 is attached hereto as Exhibit 99.1.


Item 9.01                  Financial Statements and Exhibits

99.1                       Press Release dated February 15, 2007.




                                   SIGNATURES



         Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Navigant Consulting, Inc.
                                           -------------------------

Date: February 15, 2007

                                           By:      /s/ Ben W. Perks

                                                    ----------------------------
                                           Name:    Ben W. Perks
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer